- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K/A


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  June 1, 2000


                             ----------------------


                                Pinnacle Resources
               (Exact name of registrant as specified in its charter)


        Wyoming                       000-22965                   84-1414869
    --------------------         ----------------         --------------------
     (State or other              (Commission File           (I.R.S. Employer
     jurisdiction of                  Number)              Identification No.)
     incorporation or
      organization)



7345 E. Peakview Avenue, Englewood, CO                               80111
- --------------------------                                  ------------------
  (Address of principal                                         (Zip Code)
    executive offices)


       Registrant's telephone number, including area code:  (303) 705-8600


                                   NOT APPLICABLE
                                 ------------------
          (Former name or former address, if changed since last report)


- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective June 1, 2000, Kish, Leake & Associates, P.C. resigned as Pinnacle's independent public accountants. The decision to resign was made due to the international nature of Pinnacle's operations.

     Kish Leake & Associates, P.C. report on the financial statements of Pinnacle for each of the last two fiscal years ended June 30, neither contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During Pinnacle's two most recent fiscal years and the interim period through June 1, 2000, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with Kish Leak & Associates, P.C. as described in Items 304 (a)(1)(iv) and (v) of Regulation S-K, respectively.

     Accordingly, Kish, Leake & Associates P.C. has not advised Pinnacle of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause Kish, Leake & Associates P.C. to no longer rely on management's representations, or that would cause Kish, Leake & Associates P.C. to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the resignation of Kish, Leake & Associates P.C. or otherwise, not to the expand the scope of its audit or conduct further investigation; and (v) any information that has come to the attention Kish Leake & Associates P.C. that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) Effective June 1, 2000, the board of directors of Pinnacle engaged the accounting firm of Cordovano & Harvey, PC as principal accountants of Pinnacle for the fiscal year ended June 30, 2000. Pinnacle has not consulted Cordovano & Harvey, PC during Pinnacle's two most recent fiscal years and the interim period through June 1, 2000.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

               16.1 Letter regarding change in certifying accountant
                    from Pinnacle Resources, Inc. to the Securities Exchange Commission.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PINNACLE RESOURCES, INC.


Date: July 21, 2000                 By: /s/ Glen R. Gamble
                                          ----------------------------
                                          Glen R. Gamble
                                          President